Exhibit 99

COVENANT LOGISTICS GROUP ANNOUNCES CONTINUED EVOLUTION OF LEADERSHIP TEAM

CHATTANOOGA, TENNESSEE – April 7, 2021 - Covenant Logistics Group, Inc. (NASDAQ/GS: CVLG) (“Covenant”) announced today key changes to the executive leadership team.

Chairman and Chief Executive Officer, David R. Parker, commented: “Based on the successful execution of our strategic plan during 2020 and the rate of improvement in 2021, we are accelerating the planned evolution of our management team. We have great confidence in the next generation of leaders, and it is time for them to enhance their contribution. To this end, I am excited to announce the creation of the Office of the CEO. I will remain Chairman and CEO, Joey Hogan will be President and Paul Bunn has been promoted to Senior Executive Vice President and Chief Operating Officer, both reporting to me.

Paul Bunn will assume daily responsibility for all operations, sales and operational improvement of Covenant. He has been with the company for 12 years and has excelled as a leader within the financial and administrative side of Covenant, particularly leading the due diligence and transition team for the Landair acquisition. The respect and relationships already built with the sales and operations teams will allow a quick and seamless transition for Paul, keeping our team focused on our strategic plan.

Joey Hogan will continue focusing on mentoring our leadership team while leading the financial and administrative side of Covenant. During his almost 24 years at Covenant, Joey has led where needed and has accumulated much experience in many areas. Joey will become our Principal Financial Officer.

John Tweed will step back from the Co-President position and transition to a short-term consulting role effective July 3, 2021. He will continue to focus on improving legacy dedicated contracts, expanding the Warehousing segment, and refining our new FP&A process, as well as providing support and leadership to the next generation of leaders in sales and operations.

I appreciate the full support of Joey, John, Paul and our Board in facilitating this change and preparing Covenant for the next step in generating sustained excellence.”

Covenant Logistics Group, Inc., through its subsidiaries, offers a portfolio of transportation and logistics services to customers throughout the United States. Primary services include asset- based expedited, dedicated, and irregular route truckload capacity, as well as asset-light warehousing, transportation management, and freight brokerage capability. In addition, Transport Enterprise Leasing is an affiliated company providing revenue equipment sales and leasing services to the trucking industry. Covenant's Class A common stock is traded on the NASDAQ Global Select market under the symbol, “CVLG.”

This press release contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases such as “expects,” “estimates,” “projects,” “believes,” “anticipates,” “plans,” “could,” “would,” “may,” “will,” "intends," “outlook,” “focus,” “seek,” “potential,” “mission,” “continue,” “goal,” “target,” “objective,” derivations thereof, and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. In this press release, the statements relating to expectations for our realigned management team and our ability to execute our strategic plan are forward-looking statements. The following factors, among others could cause actual results to differ materially from those in the forward-looking statements: elevated experience in the frequency and severity of claims relating to accident, cargo, workers' compensation, health, and other claims, increased insurance premiums, erosion of available limits in our aggregate insurance policies and additional expenses to reinstate insurance policies due to liability claims, higher self-insured retentions, reduced insurance coverage, fluctuations in claims expenses that result from our self-insured retention amounts, including in our excess layers and in respect of claims for which we commute policy coverage, and the requirement that we pay additional premiums if there are claims in certain of those layers, differences between estimates used in establishing and adjusting claims reserves and actual results over time, adverse changes in claims experience and loss development factors, or additional changes in management's estimates of liability based upon such experience and development factors that cause our expectations of insurance and claims expense to be inaccurate or otherwise impacts our results; government regulations imposed on our captive insurance companies; changes in the market condition for used revenue equipment and real estate that impact our capital expenditures and our ability to dispose of revenue equipment and real estate on the schedule and for the prices we expect; increases in the prices paid for new revenue equipment that impact our capital expenditures and our results generally; changes in management’s estimates of the need for new tractors and trailers; the effect of any reduction in tractor purchases on the number of tractors that will be accepted by manufacturers under tradeback arrangements; our inability to generate sufficient cash from operations and obtain financing on favorable terms to meet our significant ongoing capital requirements; our ability to respond to changes in our industry or business in light of our indebtedness and operating lease obligations; our ability to improve profitability in the future; our ability to maintain compliance with the provisions of our credit agreements, particularly financial covenants in our revolving credit facility; excess tractor or trailer capacity in the trucking industry; decreased demand for our services or loss of one or more of our major customers; our ability to renew Dedicated service offering contracts on the terms and schedule we expect; surplus inventories, recessionary economic cycles, and downturns in customers' business cycles; strikes, work slowdowns, or work stoppages at the Company, customers, ports, or other shipping related facilities; armed conflicts or terrorist attacks; deterioration of U.S. transportation infrastructure and reduced investment in such infrastructure; increases or rapid fluctuations in fuel prices, as well as fluctuations in hedging activities and surcharge collection, including, but not limited to, changes in customer fuel surcharge policies and increases in fuel surcharge bases by customers; the volume and terms of diesel purchase commitments and hedging contracts; increases in compensation for and difficulty in attracting and retaining qualified drivers and independent contractors; our ability to retain our key employees; the risks associated with engaging independent contractors to provide a portion of our capacity; seasonal factors such as harsh weather conditions that increase operating costs; competition from trucking, rail, andintermodal competitors; our dependence on third-party providers, particularly in our Managed Freight segment; regulatory requirements that increase costs, decrease efficiency, or impact the availability or effective driving time ofour drivers and other drivers in the industry, including the terms and exemptions from hours-of-service and electronic log requirements for drivers and the Federal Motor Carrier Safety Administration’s Compliance, Safety, Accountability program applicable to driver standards and the methodology for determining a carrier’s Department of Transportation safety rating; compliance with environmental laws and regulations; developments in labor and employment law; changes to trade regulation, quotas, duties, or tariffs; the proper functioning and availability of our management information and communication systems and other information technology assets; volatility of our stock price; impairment of goodwill and other intangible assets; future outcomes of litigation; the ability to reduce, or control increases in, operating costs; changes in the Company’s business strategy that require the acquisition of new businesses, the disposition of businesses, and the ability to identify acceptable acquisition candidates and appropriate assets or businesses to be disposed, consummate acquisitions and dispositions, and integrate acquired operations; our ability to achieve our strategic plan; fluctuations in the results of Transport Enterprise Leasing, which are included as equity in income (loss) of affiliate in our financial statements; additional charges in connection with the disposition of substantially all of the operations and assets of TFS; our Chairman of the Board and Chief Executive Officer and his wife control a large portion of our stock and have substantial control over us, which could limit other stockholders' ability to influence the outcome of key transactions, including changes of control; provisions in our charter documents or Nevada law which may inhibit a takeover and could limit the price of our stock; failure to maintain effective internal controls over financial reporting; future share repurchases, if any; and the impact of the recent coronavirus outbreak or other similar outbreaks. Readers should review and consider these factors along with the various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.

For further information contact:
Joey Hogan, President
JHogan@covenantlogistics.com

Tripp Grant, Chief Accounting Officer
TGrant@covenantlogistics.com

For copies of Company information contact:
Brooke McKenzie, Executive Administrative Assistant
BMcKenzie@covenantlogistics.com

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